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                                                                    EXHIBIT 99.1

          KIMCO REALTY AND KIMCO NORTH TRUST III ANNOUNCE AMENDMENTS TO
                             CONSENT SOLICITATIONS


NEW HYDE PARK, N.Y., May 30, 2006 - Kimco Realty Corporation (NYSE: KIM) ("Kimco Realty") today announced that it is amending certain of the terms of the previously announced consent solicitation that it commenced on May 16, 2006 relating to its Medium-Term Notes and Senior Notes in the aggregate principal amount outstanding of $1,922,000,000 (the "Notes"). Kimco Realty is seeking consents from the holders of the Notes to proposed amendments to the debt covenants in the indenture governing the Notes (the "Indenture").

The consent solicitation consists of the following:

         --    6.930% Medium-Term Notes due 2006 (CUSIP No. 49446QAL5);

         --    Floating Rate Medium-Term Notes due 2006 (CUSIP No. 49446QAZ4);

         --    7.460% Medium-Term Notes due 2007 (CUSIP No. 49446QAF8);

         --    6.960% Medium-Term Notes due 2007 (CUSIP No. 49446QAH4);

         --    7.860% Medium-Term Notes due 2007 (CUSIP No. 49446QAT8);

         --    7.900% Medium-Term Notes due 2007 (CUSIP No. 49446QAQ4);

         --    6.700% Medium-Term Notes due 2007 (CUSIP No. 49446QAD3);

         --    3.950% Medium-Term Notes due 2008 (CUSIP No. 49446QAX9);

         --    7.560% Medium-Term Notes due 2009 (CUSIP No. 49446QAG6);

         --    7.060% Medium-Term Notes due 2009 (CUSIP No. 49446QAJ0);

         --    4.620% Medium-Term Notes due 2010 (CUSIP No. 49446QAW1);

         --    5.304% Medium-Term Notes due 2011 (CUSIP No. 49446QBE0);

         --    4.820% Medium-Term Notes due 2011 (CUSIP No. 49446QBA8);

         --    5.980% Medium-Term Notes due 2012 (CUSIP No. 49446QAV3);

         --    5.190% Medium-Term Notes due 2013 (CUSIP No. 49446QAY7);

         --    4.820% Medium-Term Notes due 2014 (CUSIP No. 49446QBC4);

         --    4.904% Medium-Term Notes due 2015 (CUSIP No. 49446QBB6);

         --    5.584% Medium-Term Notes due 2015 (CUSIP No. 49446QBD2);
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         --    5.783% Medium-Term Notes due 2016 (CUSIP No. 49446QBF7);

         --    4.961% Senior Notes due 2007 (CUSIP No. 49446RAF6);

         --    6.875% Senior Notes due 2009 (CUSIP No. 49446RAE9); and

         --    6.00% Senior Notes due 2012 (CUSIP No. 49446RAG4).

Pursuant to the amendments to the terms of the consent solicitation, Kimco Realty is now offering a consent fee of $2.50 per $1,000 principal amount to the holders of all series of Notes that have maturity dates of 2010 or later and timely consent to the proposed amendments at or prior to the Expiration Date (defined below) and $1.25 per $1,000 principal amount to the holders of all series of Notes that have maturity dates of 2009 or earlier and timely consent to the proposed amendments at or prior to the Expiration Date. In addition, the expiration date of the consent solicitation has now been extended until 5:00 p.m., New York City time, on Friday, June 2, 2006, unless further extended (the "Expiration Date").

Kimco Realty remains committed to the current ratings and to protecting its corporate credit investing constituency. As a result, pursuant to the amendments to the terms of the consent solicitation, Kimco Realty is also seeking to amend the maintenance of Unencumbered Total Asset Value covenant in the Indenture by increasing the requirement of the ratio of Unencumbered Total Asset Value to outstanding unsecured Debt from 1 to 1 to 1.5 to 1.

Except as set forth above, all terms and conditions of the consent solicitation remain unchanged and in full force and effect. Holders of the Notes who have already properly delivered their consents with respect to any series of Notes do not need to deliver new consents. Consents (whether previously or hereafter delivered) may only be revoked in the manner described in the consent solicitation statement, as supplemented.

The consent solicitation may be amended, extended or terminated, at the option of Kimco Realty. For a complete statement of the terms and conditions of the consent solicitation, holders of the Notes should refer to the consent solicitation statement, dated as of May 16, 2006, as supplemented by the consent solicitation statement supplement, dated as of May 30, 2006, which is being sent to all holders of the Notes as of the record date of May 15, 2006.

Concurrently with the amendments to the terms of the consent solicitation, Kimco North Trust III ("Kimco North"), a wholly-owned entity of Kimco Realty, today announced that it is amending certain of the terms of the previously announced Canadian consent solicitation that Kimco North commenced on May 16, 2006 relating to its 4.45% Canadian Debentures due 2010 in the aggregate principal amount outstanding of C$150,000,000 (the "Canadian Notes") to (i) extend the expiration date of the Canadian consent solicitation until 5:00 p.m., New York City time, on Friday, June 2, 2006, unless further extended; (ii) offer a consent fee of C$2.50 per C$1,000 principal amount to the holders of Canadian Notes that timely consent to the proposed amendments at or prior to the Expiration Date; and (iii) give effect to the increased ratio requirement of Unencumbered Total Asset Value to outstanding unsecured Debt from 1 to 1 to 1.5 to 1, which would govern the Canadian Notes.
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Except as set forth above, all terms and conditions of the Canadian consent solicitation remain unchanged and in full force and effect. Holders of the Canadian Notes who have already properly delivered their consents do not need to deliver new consents. Consents (whether previously or hereafter delivered) may only be revoked in the manner described in the Canadian consent solicitation statement, as supplemented.

The Canadian consent solicitation may be amended, extended or terminated, at the option of Kimco North. For a complete statement of the terms and conditions of the Canadian consent solicitation, holders of the Canadian Notes should refer to the Canadian consent solicitation statement, dated as of May 16, 2006, as supplemented by the Canadian consent solicitation statement supplement, dated as of May 30, 2006, which is being sent to all holders of the Canadian Notes as of the record date of May 15, 2006.

The Solicitation Agent in connection with the consent solicitation is UBS Securities LLC. Questions regarding the consent solicitation may be directed to UBS Securities LLC, Attention: Liability Management Group at (888) 722-9555 Ext. 4210 (toll free) or (203) 719-4210 (collect). Global Bondholder Services Corporation is serving as Information and Tabulation Agent in connection with the consent solicitation. Requests for assistance in delivering consents or for additional copies of the consent solicitation statement should be directed to the Information and Tabulation Agent at (866) 470-3700 (toll free) or (212) 430-3774 (collect).

This announcement is not an offer to purchase, a solicitation of an offer to purchase, or a solicitation of consents with respect to any securities. The consent solicitation and the Canadian consent solicitation are being made solely by the consent solicitation statement (as supplemented) and the Canadian consent solicitation statement (as supplemented), respectively, and are subject to the terms and conditions stated therein. Kimco Realty and Kimco North reserve the right to modify the consent solicitation statement and the Canadian consent solicitation statement, respectively, or to terminate the consent solicitation or Canadian consent solicitation, respectively.

Kimco, a publicly traded real estate investment trust, has specialized in shopping center acquisitions, development and management for more than 45 years, and owns and operates the nation's largest portfolio of neighborhood and community shopping centers with interests in 1,117 properties comprising approximately 143.2 million square feet of leasable space located throughout 45 states, Canada, Mexico and Puerto Rico. Please visit http://www.kimcorealty.com to learn more about Kimco.

Safe Harbor Statement: The statements in this release state Kimco's and management's hopes, intentions, beliefs, expectations or projections of the future and are forward-looking statements. It is important to note that Kimco's actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from current expectations include general economic conditions, local real estate conditions, increases in interest rates, increases in operating costs and real estate taxes. Additional information concerning factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in Kimco Realty's filings with the Securities and Exchange Commission, including but not limited to Kimco Realty's report on Form 10-K for the year ended December 31, 2005. Copies of each filing may be obtained from Kimco Realty or the SEC.


Contact:
Kimco Realty Corporation
Scott Onufrey
(516) 869-7190
sonufrey@kimcorealty.com